SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 1999


                             PLAYTEX PRODUCTS, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


Delaware                           33-25485-01                   51-0312772
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


300 Nyala Farms Road, Westport, CT                                  06880
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (203) 341-4000


                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On January 14, 1999, the registrant issued a press release on the acquisition of substantially all of the assets of Mondial Industries Limited Partnership.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit      Description
              -------      -----------
                99         Press release of Playtex Products, Inc. dated January
                           14, 1999
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 1999

                              PLAYTEX PRODUCTS, INC.


                              By: /s/ Michael F. Goss
                              -----------------------
                              Michael F. Goss
                              Executive Vice President & Chief Financial Officer

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         Exhibit          Description
         -------          -----------
           99             Press release of Playtex Products, Inc. dated January
                          14, 1999